                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                             ROTARY POWER INTERNATIONAL, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                        ROTARY POWER INTERNATIONAL, INC.
                               ONE PASSAIC STREET
                              POST OFFICE BOX 128
                       WOOD-RIDGE, NEW JERSEY 07075-0128

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD TUESDAY, JULY 31, 2001

                            ------------------------

TO THE SHAREHOLDERS OF ROTARY POWER INTERNATIONAL, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Rotary Power International, Inc. (the "Company") will be held at the Company's offices located at One Passaic Street, Wood-Ridge, New Jersey 07075-0128, on July 31, 2001, at 2:00 p.m. Eastern Time, for the purpose of considering the voting upon:

    (1) A proposal to elect three (3) directors to hold office for one, two and three year terms, subject to shareholder approval of Proposal II. If the shareholders do not approve Proposal II, all 3 directors will be elected to serve until the next Annual Meeting or until their successor is duly elected and qualified.

    (2) A proposal to approve and adopt an amendment to the Company's Certificate of Incorporation to provide for a classified Board of Directors.

    (3) A proposal to ratify the appointment of Demetrius & Company, L.L.C., as the independent accountants for the Company's 2001 fiscal year.

    (4) Such other business as may properly come before the meeting and any adjournment thereof.

    The above items are more fully described in the attached proxy statement, which is hereby made a part of this Notice. Only shareholders of record at the close of business on Friday, June 8, 2001, are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          [LOGO]

                                          Douglas M. Drew
                                          CORPORATE SECRETARY

June 28, 2001

                                   IMPORTANT
Whether or not you expect to be present at the meeting, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY as promptly as possible in order to save the Company further solicitation expense. Shareholders of record attending the meeting may revoke their proxies at that time and personally vote all matters under consideration. There is an addressed envelope enclosed with the proxy for which no postage is required if mailed in the United States.

                        ROTARY POWER INTERNATIONAL, INC.

                                ----------------

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 2001

                            ------------------------

    This proxy statement is furnished to the shareholders of Rotary Power International, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held at the Company's offices located at One Passaic Street, Wood-Ridge, New Jersey 07075-0128, at 2:00 p.m. Eastern Time on Tuesday, July 31, 2001.

    The approximate date on which this proxy statement and the accompanying proxy card are first being sent or given to shareholders is June 28, 2001. Shareholders who may wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 2002 Annual Meeting of Shareholders must submit such proposals in writing to the Secretary of the Company not later than February 15, 2002.

                                     VOTING

GENERAL

    The securities that may be voted at the Annual Meeting consist of common stock of the Company, $.01 par value per share (the "Common Stock"), with each share entitling its owner to one vote on each matter submitted by the Company's Board of Directors to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting was June 8, 2001. On the record date, 15,635,200 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting. A list of the Company's shareholders on the record date will be available for inspection at the Company's offices located at One Passaic Street, Wood-Ridge, New Jersey 07075-0128, ten (10) days prior to the Annual Meeting.

QUORUM AND VOTE REQUIRED

    The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. Under Delaware law, abstentions and broker non-votes will not have the effect of votes in opposition and, therefore, will not affect the outcome of such matter, but shall be counted for quorum purposes. The affirmative vote of the holders of a plurality of the shares of the Company, present in person or represented by proxy and entitled to vote at the Annual Meeting, is required to elect each of the nominees for the Board of Directors set forth in this proxy statement. The affirmative vote of the holders of not less than a majority of the outstanding shares of the Company, present in person or represented by proxy and entitled to vote at the Annual Meeting, is required to approve the Amendment to the Certificate of Incorporation described in this proxy statement. The affirmative vote of the holders of the majority of the shares of the Company, present in person or represented by proxy and entitled to vote at the Annual Meeting, is required to approve all other proposals described in this proxy statement.

VOTING BY PROXY

    The Company's Common Stock represented by properly executed proxies received at or before the Annual Meeting that have not been revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. The Company's Common Stock represented by properly executed proxies for which no instruction is given will be voted "FOR" approval of the herein referenced proposals. If any other matters properly come before the Annual Meeting, the persons named as proxies on the enclosed proxy card will vote upon such matters according to their judgment. The Company's shareholders are requested to complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope provided for this purpose to ensure that their shares are voted. A shareholder may revoke a proxy at any time before it is voted by signing and returning a later-dated proxy with respect to the same shares, by filing with the Secretary of the Company, a written revocation bearing a later date or by attending and voting in person at the Annual Meeting. Mere attendance at the Annual Meeting will not in and of itself revoke a proxy.

    If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies (except for any proxies that have theretofore effectively been revoked or withdrawn) will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting.

    The accompanying proxy is solicited by and on behalf of the Company's Board of Directors. The Company will bear the cost of soliciting proxies from its shareholders. In addition to solicitation by mail, directors and officers of the Company may solicit proxies by telephone, telegram or otherwise. Such directors and officers will not receive additional compensation for such solicitation. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to beneficial owners of shares held of record by them.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

    The Company's Certificate of Incorporation and By-Laws currently provide for one class of directors who serve one-year terms expiring at the Annual Meeting following their election. The Company is submitting Proposal II to the shareholders to amend the Company's Certificate of Incorporation to provide for a classified Board of Directors. If the amendment to the Company's Certificate of Incorporation with respect to a classified Board is approved by shareholders, the directors will be nominated for terms of one, two and three years as listed below. If the amendment to the Company's Certificate of Incorporation is not approved by the shareholders, then each director will be nominated for a one-year term to expire at the next Annual Meeting or until his successor is duly elected and qualified. The Board has nominated Messrs. Drew, McKeown and Wenger to be elected as directors and to serve on the Company's Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE THREE NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

NOMINEE FOR ELECTION AS CLASS I DIRECTOR FOR A TERM EXPIRING IN 2002:

Douglas M. Drew........   66   Vice President, Finance, Corporate Secretary,
                                 Treasurer and Director

    Mr. Drew is an independent financial consultant in Canada and has been the President and sole shareholder of First Drew Financial Corp since 1980. He was a director of Med-Tech Environmental Limited, a subsidiary of Stericycle, Inc. and a former Vice President of Smith, Barney and Company. He has been involved in several business reorganizations. Mr. Drew is a Canadian citizen and resident of Toronto and is a graduate of the University of Western Ontario, School of Business.

NOMINEE FOR ELECTION AS CLASS II DIRECTOR FOR A TERM EXPIRING IN 2003:

Ronald G. McKeown......   47   President, Chief Executive Officer, Executive
                               Vice President and Director of Marketing and
                                 Director

    Mr. McKeown is currently the President, Chief Executive Officer and sole shareholder of Londonderry Capital Structuring Ltd. ("Londonderry Capital") and Londonderry Management Services Ltd. ("Londonderry Management"). Prior to becoming an officer of the Company, Mr. McKeown headed his own consulting and management company for approximately fourteen years, during which time he consulted with many privately and publicly owned companies on restructuring and financial management issues, as well as work-out programs and investor relations. Prior to operating his consulting and management company, Mr. McKeown worked for the Toronto Star newspaper in various capacities for approximately 20 years. Mr. McKeown is a Canadian citizen who resides in Ontario, Canada.

NOMINEE FOR ELECTION AS CLASS III DIRECTOR FOR A TERM EXPIRING IN 2004:

Virgil E. Wenger.......  70    Chairman of the Board and Director

    Mr. Wenger completed a thirty-seven year career with Ernst & Young LLP, where he was a partner in the New York International office with responsibility for the firm's involvement in nineteen countries throughout Southeast Asia and the Middle East. Since 1990, he has been an independent consultant. He also serves as a Trustee of the Pittsburgh and West Virginia Railroad. Mr. Wenger is a graduate of the University of Kansas and the Harvard Business School Advanced Management Program. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

    Mr. Wenger is the father of David Wenger, who is associated with the placement agent in the Company's current private placement offering. David Wenger is involved in rendering the placement agent's services to the Company in the Company's private placement offering.

    Should any nominee become unable or unwilling to accept nomination or election, the Board of Directors will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, the holders of the proxy will vote your shares FOR the election of the substitute nominee.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ABOVE NOMINEES FOR DIRECTOR. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" EACH OF THE ABOVE NOMINEES.

BOARD COMMITTEES

    The Company has both an Audit Committee and a Compensation Committee.

    AUDIT COMMITTEE

    The Audit Committee is responsible for the Company's relations with its independent accountants. Specifically, the Audit Committee recommends the appointment of the Company's independent accountants and determines the appropriateness of their fees, reviews the scope and results of the audit plans of the independent accountants, oversees the scope and adequacy of the Company's internal accounting control and record-keeping systems and confers independently with the independent accountants.

                           THE AUDIT COMMITTEE REPORT

    Mr. Wenger is currently the sole member of the Audit Committee and he is an "Independent Director" as that term is defined in the Marketplace Rules of the NASDAQ Stock Market. Independent Directors are not employees of the Company and are, in view of the Board of Directors, free of any relationship that would interfere with the exercise of independent judgment. The following persons are not considered to be independent: (a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;
(b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer (immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in such person's home); (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and (e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

    The Company has not adopted an Audit Committee Charter at this time.

    For the fiscal year ended December 31, 2000, Mr. Wenger reviewed and discussed the audited financial statements with the Company's management and independent auditors. Mr. Wenger additionally reviewed the letter from the independent accountants as required by the Independence Standards Board No. 1, as that standard may be modified or supplemented. Based upon his review and discussions, Mr. Wenger recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

                                          VIRGIL E. WENGER
                                          SOLE MEMBER OF THE AUDIT COMMITTEE

    COMPENSATION COMMITTEE

    The Compensation Committee is responsible for the Company's management and employee compensation. Specifically, the Compensation Committee determines the adequacy of management and employee compensation including the administration of the Company's 2000 Stock Option Plan. The Compensation Committee is comprised of Messrs. Wenger and McKeown.

    During fiscal year ended December 31, 2000, the Board of Directors held seven meetings. The Audit Committee held one meeting and no formal meetings of the Compensation Committee were held during 2000. However, the Compensation Committee acted by unanimous consent on three occasions.

    DIRECTOR COMPENSATION

    See the description of director compensation under "Executive Compensation."

                                  PROPOSAL II
                       PROPOSAL TO AMEND THE CERTIFICATE
                       OF INCORPORATION TO PROVIDE FOR A
                         CLASSIFIED BOARD OF DIRECTORS

    On May 31, 2001, the Board of Directors unanimously approved and recommended the approval of an amendment to the Company's Certificate of Incorporation (the "Amendment") to revise Article SIXTH to provide for a classified Board of Directors. The Amendment is set forth in Appendix A attached hereto. Under Delaware law, the Amendment will become effective upon shareholder approval of the Amendment and the filing of the Amendment with the Secretary of State of the State of Delaware.

EFFECT OF AND REASON FOR PROPOSAL

    The Amendment provides that, at this Annual Meeting, the Company's Board of Directors will be divided into three classes denominated Class I, Class II and Class III, which shall be as nearly equal in number as possible. The directors in each class will hold office following their initial classification for terms of one year, two years and three years, respectively. Thus, the term of office of a Class I Director will expire at the 2002 Annual Meeting, the term of office of a Class II Director will expire at the 2003 Annual Meeting, and the term of office of a Class III Director will expire at the 2004 Annual Meeting. Thereafter, the successors to each class of directors shall be elected for three-year terms. If this proposal is not approved, each director will be elected to serve for a term of one year until the next Annual Meeting or until their successors are duly elected and qualified.

    Under Delaware law, a director of a corporation with a classified Board of Directors may be removed by the shareholders only for "cause" unless the Corporation's Certificate of Incorporation provides otherwise. The Company's Certificate of Incorporation does not currently provide otherwise. Therefore, if this proposal is approved, the holders of a majority of the outstanding voting shares would be able to remove a director during his or her elected term only for "cause". In this context, "cause" is not defined by statute. If a vacancy occurs during the term of any director, under Delaware law, the majority of the Board of Directors may fill the vacancy, and the director so appointed will hold office until the next election of the class to which he was appointed.

    The Board of Directors has chosen to create a classified Board of Directors for several reasons. Classification of the Board of Directors will promote continuity and stability in the Company's management and policies since a majority of the Company's directors at any given time will have prior experience with the Company. The Board of Directors further believes that such continuity and stability will facilitate long-range planning and will have a beneficial effect on employee loyalty and customer confidence. Currently, the entire Board of Directors must stand for election each year. Accordingly, it is possible that all or a majority of the current directors could be replaced at any given Annual Meeting. If this proposal is approved, the Board of Directors will be divided into three classes effective with this Annual Meeting, only one of the three classes will stand for election at each Annual Meeting thereafter.

    In addition, classification of the Board of Directors may have the effect of delaying, deferring or preventing a change of control of the Company since only one-third of the directors are up for election each year and the directors may not be removed, except for cause. The Board of Directors believes that increased management stability and continuity fostered by the classified Board of Directors will enhance the capacity of the Board of Directors to defend against undesirable takeover attempts and, in the event of the sale of the Company, would enhance the Board of Directors' ability to negotiate a transaction that is in the shareholders' best interest. The proposed classification of the Board of Directors is not being recommended in response to a pending or threatened attempt to acquire control of the Company.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE CLASSIFIED BOARD OF DIRECTORS. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK IS REQUIRED TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                                  PROPOSAL III
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Company has engaged Demetrius & Company, L.L.C. ("Demetrius"), certified public accountants having offices in Wayne, New Jersey, as the Company's independent accountants for the fiscal year ending December 31, 2001. Demetrius has audited the Company's operations for the past fiscal year ended
December 31, 2000 and has been the Company's independent accountants for five years. It is anticipated that representatives of such firm will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

    AUDIT FEES

    For the fiscal year ended December 31, 2000, the aggregate fees billed by Demetrius were $43,528 for services in connection with its audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal year 2000.

    ALL OTHER FEES

    For the fiscal year ended December 31, 2000, the aggregate fees billed to the Company by Demetrius were $9,165 for its tax and consulting services rendered to the Company.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF APPOINTMENT OF DEMETRIUS & COMPANY, L.L.C. AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" RATIFICATION OF DEMETRIUS & COMPANY, L.L.C.

                                   MANAGEMENT

    The Company currently has three directors and two executive officers. The Company also has five Advisory Board members. The members of the Company's Advisory Board are Edwin ("Ted") Knetzger III, co-founder and Chairman Emeritus of Greenwich Capital Markets, Inc., Hans Angermueller, a former Vice-Chairman of Citicorp/Citibank and currently of counsel to the law firm of Shearman & Sterling, Stephen Baksa, a Managing Director of The Vertical Group, a venture capital firm, Albert R. Dowden, former President, Chief Executive Officer and Director of Volvo Group North America, Inc., and William Partanen, former President and Chief Executive Officer of BG Technologies USA, Inc.

    Members of the Company's Advisory Board do not participate in decisions made by the Board of Directors or any of the Company's officers, but render consulting advice to the Board and the officers on strategic planning and other related matters based upon their individual areas of expertise. Each member receives an option to purchase 10,000 shares of the Company's Common Stock upon their appointment and an option for an additional 10,000 shares of Common Stock for their services in each subsequent year and is reimbursed for any out-of-pocket expenses incurred in connection with serving on the Advisory Board. The Advisory Board Members are expected to devote not more than ten to fifteen days per year to the affairs of the Company, and in the event that a member devotes additional time to the affairs of the Company at the Company's request, the Company will compensate such member at a per diem rate or by the grant of additional options in such amount as is mutually agreed to by the Company and such member.

    The following persons are the Company's current officers and directors:

NAME                            AGE                            POSITION(S)
----                          --------   --------------------------------------------------------
Ronald G. McKeown...........     47      President, Chief Executive Officer, Executive Vice
                                         President and Director of Marketing and Director
Virgil E. Wenger............     70      Chairman of the Board and Director
Douglas M. Drew.............     66      Vice President, Finance, Corporate Secretary, Treasurer
                                         and Director

    See the biographical information relating to Messrs. McKeown, Wenger and Drew under Proposal I.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    The Securities Exchange Act of 1934 requires the Company's executive officers and directors, and any persons owning more than 10% of a class of the Company's common stock to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Copies of these reports must also be furnished to the Company.

    For the fiscal year ended December 31, 2000, Messrs. Davis, Wenger and Drew each filed on a late basis a Form 3 Initial Statement of Beneficial Ownership. Messrs. Davis, Wenger and Drew also filed two Form 4 Statements of Changes in Beneficial Ownership on a late basis. Messrs. Wenger and Drew timely filed each of their Form 5 Annual Statements of Changes in Beneficial Ownership. Mr. Davis filed his Form 5 Annual Statement of Changes in Beneficial Ownership on a late basis. PowerCold Corporation, a beneficial owner of greater than 10% of the Company's outstanding Common Stock, did not file any reports of ownership or changes in ownership during the fiscal year ended December 31, 2000.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation during the last three fiscal years of the Chief Executive Officer of the Company and any other executive officer, if any, whose annual salary and bonus exceeded $100,000 for services in all capacities to the Company during the last fiscal year through December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                                                          AWARDS
                                                                                --------------------------
                                                        ANNUAL COMPENSATION     SECURITIES
                                                       ----------------------   UNDERLYING     ALL OTHER
NAME OF INDIVIDUAL AND PRINCIPAL POSITION     YEAR     SALARY ($)   BONUS ($)     OPTIONS     COMPENSATION
-----------------------------------------   --------   ----------   ---------   -----------   ------------
Kenneth L. Brody, ........................    2000      $ 67,500          --             --           --
  President and Chief Executive Officer(1)    1999       113,750          --             --           --
                                              1998       104,000          --             --           --

Conway Davis, ............................    2000      $ 42,000          --    1,200,000(3)          --
  President and Chief Executive Officer(2)

--------------------------

(1) Mr. Brody resigned as an officer and director of the Company in April, 2000. Upon the succession in management of the Company that occurred in April, 2000, the Board of Directors authorized the issuance of 1,000,000 shares of Common Stock at $.188 per share to Mr. Brody as a compensation award in consideration of his management efforts from December 1997 through April 2000. The Company issued those shares to Mr. Brody in June, 2001.

(2) Mr. Davis resigned as an officer and director of the Company in June, 2001.

(3) Includes an option to purchase 1,000,000 shares of common stock at $.25 and an option to purchase 200,000 shares of common stock at $.50. The options originally expired five years from the date of grant; however, due to the resignation of Mr. Davis in June, 2001, these options now expire on September 5, 2001.

    The following table sets forth certain information concerning individual issues of options made during the year ended December 31, 2000 to the Company's executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

                                                         PERCENTAGE OF
                                                         TOTAL OPTIONS
                                       NUMBER OF          GRANTED TO                MARKET PRICE
                                 SECURITIES UNDERLYING   EMPLOYEES IN    EXERCISE   PER SHARE ON    EXPIRATION
NAME                                OPTIONS GRANTED       FISCAL YEAR     PRICE     DATE OF GRANT      DATE
----                             ---------------------   -------------   --------   -------------   ----------
Kenneth L. Brody...............                0                --%          --             --            --

Conway Davis...................        1,000,000             71.43%        $.25          $.625       4/28/05(1)
                                         200,000             14.29%        $.50          $.480       6/01/05(1)

--------------------------

(1) However, due to the resignation of Mr. Davis in June, 2001, these options now expire on September 5, 2001.

    The following table sets forth information with respect to the number and value of outstanding options held by executive officers named in the Summary Compensation Table above at December 31, 2000.

                         FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF
                                                    SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                     UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                         AT YEAR END                   AT YEAR END
                                                 ---------------------------   ---------------------------
NAME                                             EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                             -----------   -------------   -----------   -------------
Kenneth L. Brody...............................           0          0                 0           0

Conway Davis...................................   1,200,000          0          $200,000(1)        0

--------------------------

(1) Only Mr. Davis' option to purchase 1,000,000 shares at $.25 per share was in-the-money at December 31, 2000.

STOCK OPTION PLAN

    The Company has adopted a 2000 Stock Option Plan (the "Plan") containing the terms described below. The Company terminated its previous stock option plan at the same time of adoption of the Plan. The Plan was approved by the shareholders of the Company at the 2000 Annual Meeting. To date, options to purchase 960,000 shares of Common Stock at exercise prices between $.59 to $.1.01 per share have been granted under the Plan. In addition, the Employment Option (as hereinafter defined) which the Company is obligated to grant to Mr. McKeown will be granted under the Plan. See the description of the Employment Option under "Employment Agreements" below.

    Under the Plan, the Company has reserved 5,000,000 shares of Common Stock which may be issued upon the exercise of either incentive stock options ("Incentive Stock Options") or nonqualified options ("Nonqualified Options") granted under the Plan, subject to increase or decrease. If any option ("Option") granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of shares as to which such Option was not exercised shall again be available for purposes of the Plan.

    An Option under the Plan may be granted to any current or contingent director of the Company and any employee of, or consultant to, the Company or a subsidiary who performs services for the Company or a subsidiary. The Compensation Committee (as that term is defined in the Plan) may from time to time in its discretion grant Nonqualified Stock Options to directors and consultants and Incentive Stock Options and/or Nonqualified Stock Options to employees who may or may not be executive officers. Each Option granted under the Plan shall be evidenced by an option agreement (the "Option Agreement") between the Company and the Optionee (as that term is defined in the Plan) in such form as the Compensation Committee shall approve. No Option granted under the Plan shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each such Option shall be exercisable during the Optionee's lifetime only by the Optionee.

    Nothing in the Plan or in any Option Agreement shall give any right to an employee or consultant to remain employed or retained by the Company or a subsidiary thereof in any particular position or at any particular rate of compensation.

    The exercise price, subject to adjustment, of each (i) Incentive Stock Option shall not be less than the higher of the par value or 100% of the Fair Market Value (as that term is defined in the Plan) of the shares of Common Stock subject to the Option on the date the Option is granted; and (ii) Nonqualified Stock Option shall be the amount determined by the Compensation Committee as set forth in the applicable Option Agreement, provided that such amount shall not be less than the higher of the par value or 85% of the Fair Market Value of Common Stock subject to the Option on the date the Option is granted.

    The term during which an Option is exercisable shall be that period and such date determined by the Compensation Committee as set forth in the applicable Option Agreement, provided that no Option shall have a term that exceeds a period of ten (10) years from the date of its grant. All Options under the Plan shall be granted within ten (10) years from the date the Plan is adopted by the Board of Directors of the Company or the date the Plan is approved by shareholders of the Company, whichever is earlier. Notwithstanding, no Incentive Stock Option may be granted that would cause the Incentive Stock Option limits to be exceeded with respect to an Optionee. The Compensation Committee, in its sole discretion, may prescribe a different vesting schedule for any Incentive Stock Option granted under this Plan if necessary to prevent the Option from violating the limitation on Incentive Stock Options.

    When an installment of Options has become exercisable, the Optionee may exercise that installment, in whole or in part, at any time prior to the expiration or termination of the Options. The Compensation Committee may accelerate the time at which outstanding Options may be exercised.

    Notwithstanding, any Option will become immediately exercisable in full upon the occurrence of particular events or as the Compensation Committee may thereafter determine to be advisable; provided that: (i) at the time of such occurrence or determination, the Optionee has remained continuously employed by the Company or any subsidiary for at least six (6) months from the date of grant of such Option, and (ii) in the case of an Incentive Stock Option, such acceleration would not cause the Incentive Stock Option limits to be violated. Without limitation, those particular events include the following: (i) a change in control of the Company in a transaction or occurrence, or a related series of transactions or occurrences, resulting from a material change in ownership of Common Stock and evidenced by cessation in service as directors of a majority of those persons theretofore serving as members of the Board; (ii) the sale by the Company of all or substantially all of its assets and the discontinuance of its business, or the merger or consolidation of the Company with another entity, or the liquidation of the Company in connection with those events, any of which results in a change of control as described in clause (i); or (iii) a Board determination that immediate exercisability would be in the best interests of the Company and advisable for protection of the rights intended to be granted under the Option.

    No Incentive Stock Option shall be granted to any employee who owns, directly or indirectly within the meaning of Section 424(d) of the Internal Revenue Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, unless at the time the Incentive Stock Option is granted, the exercise price of the Incentive Stock Option is at least 110% of the Fair Market Value of the Common Stock subject to such Incentive Stock Option and such Incentive Stock Option, by its terms, is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

    The Plan shall be administered by the Compensation Committee consisting of two or more directors appointed by the Board of Directors. The Compensation Committee shall have the exclusive authority and sole responsibility to administer the Plan and make all determinations thereunder with respect to the participation therein as well as the terms of each Option Agreement. The Compensation Committee may waive any provisions of any Option Agreement previously approved by such Compensation Committee, provided such waiver is not inconsistent with the terms of the Plan as then in effect.

    The Plan may be amended at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the voting securities of the Company. No amendment to the Plan shall, without the consent of an Optionee, affect such Optionee's rights under an Option previously granted.

    The Board may at any time terminate the Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, the Plan shall terminate on the day prior to the tenth anniversary of the date on which the Plan is adopted by the Board or the date on which the Plan is approved by shareholders of the Company, whichever is earlier. No Options may be granted after the Plan has terminated but the Compensation Committee shall continue to supervise the administration of Options previously granted.

    The number of shares of Common Stock of the Company authorized for issuance under the Plan, as well as the price to be paid and the number of shares of Common Stock issued upon exercise of outstanding Options, shall be subject to adjustment by the Compensation Committee, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event. The Compensation Committee may, with the consent of the holder of any Option granted under the Plan, cancel such Option and grant a new Option in substitution therefor, provided that the Option as so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

EMPLOYMENT AGREEMENTS

    The Company has no employment agreements with any of its personnel.

    Mr. Davis, the former President, Chief Executive Officer and director of the Company who resigned in June, 2001, had a consulting arrangement with the Company pursuant to which he received $7,000 per month for his services to the Company. Upon his resignation, the Company agreed to pay Mr. Davis $71,000 owed to him under his consulting arrangement within thirty days from the date of his resignation. The $71,000 payment includes $50,000 in bonus compensation previously owed to Mr. Davis and $21,000 in monthly compensation owed to him.

    Mr. Drew, a director and the Vice President of Finance of the Company since November, 1999, has a consulting agreement with the Company that is cancellable by either party upon thirty (30) days written notice. Pursuant to the terms of the agreement as it has been amended effective January 1, 2001, Mr. Drew's firm, First Drew Financial Corp., receives compensation of $5,000 per month for services rendered to the Company by Mr. Drew, which includes attendance at Board meetings. Mr. Drew also receives reimbursement for any out-of-pocket expenses subject to the Company's prior approval for any amount over $100.

    Mr. McKeown, the President, Chief Executive Officer and director of the Company since June, 2001, and the Executive Vice President and Director of Marketing for the Company since May 1, 2001, is compensated for his services through a consulting agreement with Londonderry Management. Pursuant to the consulting agreement, Londonderry Management receives a monthly fee of $9,500 from the Company for its services, with $7,000 of that amount being designated as compensation for Mr. McKeown and the remaining $2,500 intended to serve as compensation for the administrative, clerical and secretarial support services which Londonderry Management provides to Mr. McKeown. The consulting agreement has a term of 12 months and can be cancelled by either party on 30 days prior written notice. Londonderry Management also receives reimbursement for any reasonable out-of-pocket expenses upon submission of appropriate supporting documentation to the Company.

    As additional consideration for his agreement to serve as its Executive Vice President and Director of Marketing, the Company also agreed to grant McKeown an option under the Plan to purchase 300,000 shares of restricted Common Stock (the "Employment Option"). As of the date of this proxy statement, the Employment Option had not yet been granted to Mr. McKeown. McKeown will be fully vested in the Employment Option immediately upon its grant and the Employment Option will remain fully exercisable at all times whether or not he is still serving in any capacity with the Company. The Employment Option will become exercisable as of the first date after it is determined that the Company has met the Revenue Target (the "Effective Date") and will remain exercisable until its expiration date. For purposes of the Employment Option, the Revenue Target will be met if and when the gross revenues earned by the Company after May 1, 2001, minus any adjustments or allowances for product returns, equal, on a cumulative basis, at least $5,000,000. The Employment Option will entitle McKeown to purchase the shares at a cash exercise price per share equal to the average of the closing bid prices per share of the Company's Common Stock for the ten (10) trading days preceding the Effective Date. The Employment Option will expire on the earlier to occur of the fifth anniversary of the Effective Date or the tenth anniversary of the date of grant of the Employment Option.

    There are no other executive officers or directors of the Company that have an employment or consulting agreement with the Company.

COMPENSATION OF DIRECTORS

    In November, 1999, the Board approved compensation to outside directors for their attendance at meetings of the Board of $1,000 per quarter. In February, 2001, the Board increased the compensation to Virgil Wenger, Chairman of the Board, to $1,000 per month retroactive to May 1, 2000 and granted to Mr. Wenger a non-accountable expense allowance of $150 per month retroactive to May 1, 2000. On June 1, 2000, the Board approved the grant of an option to Messrs. Drew and Davis to purchase 200,000 shares of Common Stock each and to Mr. Wenger to purchase 225,000 shares of Common Stock. Each of these options is exercisable at $.50 per share for five years from the date of grant. In February, 2001, the Board approved the grant of an option to Messrs. Drew and Davis to purchase 100,000 shares of Common Stock each and to Mr. Wenger to purchase 200,000 shares of Common Stock. Each of these options is exercisable at $.60 per share for five years from the date of grant. However, due to the resignation of Mr. Davis as an officer and director in June, 2001, all of the options granted to him now expire on September 5, 2001.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock by each person or group that is known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, each director of the Company and each person named in the Summary Compensation Table, and all directors and executive officers of the Company as a group as of the date of this proxy statement. Unless otherwise indicated, the Company believes that the persons named in the table below, based on information furnished by such owners, have sole voting and investment power with respect to the Common Stock beneficially owned by them, subject to community property laws, where applicable.

                                                             NUMBER OF SHARES    PERCENTAGE OWNERSHIP
                                                             OF COMMON STOCK       OF COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                     BENEFICIALLY OWNED      OUTSTANDING(2)
---------------------------------------                     ------------------   --------------------
Ronald G. McKeown ........................................        1,490,000(3)            8.18%
  c/o Londonderry Capital Structuring Ltd.
  RR#4, 22 International Parkway
  Stouffville, Ontario L4A 7X5

Virgil E. Wenger..........................................          755,000(4)            4.28%

Douglas M. Drew...........................................          400,000(5)            2.28%

Conway Davis .............................................        1,400,000(6)            7.56%
  41 Waterview Place
  Saint John, New Brunswick
  Canada E2K 5K2

PowerCold Corporation ....................................        1,935,000              11.24%
  103 Guadalupe Drive
  Cibolo, Texas 78108

Loeb Investors 104 .......................................          896,611(7)            5.17%
  61 Broadway
  New York, New York 10006

Londonderry Capital Structuring Ltd. .....................        1,490,000(8)            8.18%
  RR#4, 22 International Parkway
  Stouffville, Ontario L4A7X5

Kenneth Brody ............................................        1,000,000               5.81%
  1657 Westgate Drive #201
  York, Pennsylvania 17404

All Executive Officers and Directors
  as a Group (3 Persons)..................................        2,645,000              13.96%

--------------------------

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Rotary Power International, Inc., Post Office Box 128, Wood-Ridge, New Jersey 07075-0128.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The percentage for each beneficial owner listed above is based on 17,216,866 shares outstanding as of the date of this proxy statement. In accordance with the rules of the SEC, options and warrants to purchase shares of Common Stock that are exercisable within 60 days of the date of this proxy statement, are deemed to be outstanding and beneficially owned by the person holding such options for the purpose of computing such person's percentage ownership, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Additionally, the beneficial ownership of certain security holders included in this table and the footnotes thereto reflect the ownership of shares of Common Stock issued to them upon conversion of outstanding Series 3 Preferred Stock held by those security holders.

(3) Includes (i) 490,000 shares of Common Stock held by Londonderry Capital, of which Mr. McKeown is the President and sole shareholder; (ii) a warrant to purchase 500,000 shares of Common Stock at $.25 per share held by Londonderry Capital; and (iii) a warrant to purchase 500,000 shares of Common Stock at $5.00 per share held by Londonderry Capital. Does not include the shares that Londonderry Management will receive pursuant to the termination and settlement agreement between the Company and Londonderry Capital or the shares of Common Stock underlying the Employment Option that Mr. McKeown is entitled to pursuant to the consulting agreement between the Company and Londonderry Management.

(4) Includes (i) an option to purchase 225,000 shares of Common Stock at $.50 per share; and (ii) an option to purchase 200,000 shares of Common Stock at $.60 per share.

(5) Includes (i) an option to purchase 200,000 shares of Common Stock at $.50 per share; and (ii) an option to purchase 100,000 shares of Common Stock at $.60 per share.

(6) Includes (i) an option to purchase 1,000,000 shares of Common Stock at $.25 per share; (ii) an option to purchase 200,000 shares of Common Stock at $.50 per share; and (iii) an option to purchase 100,000 shares of Common Stock at $.60 per share.

(7) Includes 763,275 shares of Common Stock held by the following entities:
    (i) 381,614 shares of Common Stock owned by Loeb Investors Co. 104;
    (ii) 184,500 shares of Common Stock owned by Loeb Partners Corporation;
    (iii) 38,637 shares of Common Stock owned by Loeb Holdings Corp.;
    (iv) 10,000 shares of Common Stock owned by Loeb Investors Co. 105;
    (v) 39,547 shares of Common Stock owned by Pinpoint Partners 1; and
    (vi) 108,977 shares of Common Stock owned by the Kempner/Perlmuth Trusts. Also includes 133,336 shares of Common Stock issuable to Kempner/Perlmuth Trusts upon conversion of the Company's Series 3 Preferred Stock.

(8) Includes (i) 490,000 shares of Common Stock; (ii) a warrant to purchase 500,000 shares of Common Stock at $.25 per share; and (iii) a warrant to purchase 500,000 shares of Common Stock at $5.00 per share. Does not include the shares Londonderry Management will receive pursuant to the termination and settlement agreement between the Company and Londonderry Capital or the shares of Common Stock underlying the Employment Option that Mr. McKeown is entitled to pursuant to the consulting agreement between the Company and Londonderry Management.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company will not enter into any transactions with officers, directors or other affiliates of the Company unless the transactions are approved by a majority of disinterested directors of the Company. No such transactions are in effect or have been entered into by the Company.

    Virgil E. Wenger, Chairman of the Board of Directors of the Company, is the father of David Wenger, who is associated with the placement agent for the Company's current private placement offering. David Wenger is involved in rendering the placement agent's services to the Company in the Company's private placement offering. To date, the Company has paid approximately $104,380 to the placement agent for its services rendered in connection with the private placement offering.

               SHAREHOLDERS PROPOSALS FOR THE 2002 ANNUAL MEETING

    Shareholders who may wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 2002 Annual Meeting of Shareholders must submit such proposals in writing to the Secretary of the Company in accordance with all applicable rules and regulations of the SEC for receipt by the Company not later than February 15, 2002.

                              COST OF SOLICITATION

    All expenses incurred in the solicitation of the proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company or by telephone or telecopy. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

                                APPRAISAL RIGHTS

    Under Delaware law and the Company's Certificate of Incorporation, no appraisal rights are available to dissenting shareholders with regard to the corporate actions contemplated by the above Proposals.

                             ADDITIONAL INFORMATION

    A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 is being provided to all shareholders along with this proxy statement. In addition, the Company's Annual Report on Form 10-KSB with exhibits is available on the SEC's website at http://www.sec.gov, along with the Company's other reports filed with the SEC.

                                 OTHER MATTERS

    As of the date of this proxy statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this proxy statement. If any other matters properly come before the meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          [LOGO]

                                          Douglas M. Drew
                                          CORPORATE SECRETARY

Wood-Ridge, New Jersey
June 28, 2001

                                                                      APPENDIX A

                              CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        ROTARY POWER INTERNATIONAL, INC.

               (Under Section 242 of the General Corporation Law)

    THE UNDERSIGNED, being the President of Rotary Power International, Inc., a Delaware corporation (the "Corporation"), does hereby certify that:

    1.  The name of the Corporation is Rotary Power International, Inc.

    2. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 23, 1991 under the name Rotary Power Technologies International, Inc.

    3. Article SIXTH of the Certificate of Incorporation, setting forth certain provisions relating to the management of the business and conduct of the affairs of the Corporation, is hereby amended to read in its entirety as follows:

               "SIXTH: MANAGEMENT OF THE AFFAIRS OF THE CORPORATION. The following provisions relate to the management of the business and the conduct of the affairs of the Corporation and are inserted for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

               (1) The number of directors of the Corporation shall be fixed from time to time in the manner provided by the By-laws of the Corporation; PROVIDED, HOWEVER, that at no time shall the number of directors be less than three.

               (2) The Board of Directors shall consist of three members until changed in accordance with the By-laws of the Corporation. There shall be three classes of directors (each, a "Class"), known as Class I, Class II and Class III. The initial Class I, Class II and Class III directors shall serve in office as follows: Class I shall retire at the annual meeting of stockholders to be held in year 2002, Class II shall retire at the annual meeting of stockholders to be held in year 2003, and Class III shall retire at the annual meeting of stockholders to be held in year 2004. This annual sequence shall be repeated thereafter. Each director in a Class shall be eligible for re-election if nominated, and such director's seat shall be open for election of a director, at the annual meeting of stockholders of the Corporation at which such Class shall retire, to hold office for three years or until his or her successor is elected or appointed.

               (3) Any additional directors elected or appointed shall be elected or appointed to such Class as will ensure that the number of directors in each Class remains as nearly equal as possible, and if all Classes have an equal number of directors or if one Class has one director more than the other two Classes, then any additional directors elected or appointed shall be elected or appointed to the Class that does not have more directors than any other Class and is subject to election at an ensuing annual meeting before any other such Class.

               (4) Vacancies due to resignation, death, increases in the number of directors, or any other cause shall be filled only by the Board of Directors in accordance with the requirement that each Class of directors shall be as equal in number of directors as possible. Notwithstanding such requirement, in the event of any change in the authorized number of directors, each director then continuing to serve as such will nevertheless continue as a director of the Class of which he or she is a member, until the expiration of his or her current term or his earlier death, resignation or removal. If any newly created directorship or vacancy on the Board of Directors, consistent with the requirement that the three Classes shall be as nearly equal in number as possible, may be allocated to one or two or more Classes, then the Board of Directors shall allocate it to that of the available Classes whose term of office is due to expire at the earliest date following such allocation. When the Board of Directors fills a vacancy, the director chosen to fill the vacancy shall be of the same Class as the director he or she succeeds and shall hold office until such director's successor shall have been elected and qualified or until such director shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

               (5) The election of directors may be conducted in any manner provided in the By-laws of the Corporation, and need not be by written ballot.

               (6) The Board of Directors shall have the power to make, adopt, alter, amend or repeal the By-laws of the Corporation."

    4. This Certificate of Amendment of the Certificate of Incorporation of the Corporation has been duly adopted in accordance with the provisions of
       Section 242 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the ______ day of ____________, 2001.

                                                   -------------------------------------------
                                                   Name:  Ronald G. McKeown
                                                   Title: PRESIDENT AND CHIEF EXECUTIVE OFFICER

ATTEST:

-------------------------------------------
Name:  Douglas M. Drew
Title: SECRETARY

                        ROTARY POWER INTERNATIONAL, INC.

                                     PROXY

    The undersigned hereby appoints Douglas M. Drew and Virgil E. Wenger, or either of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the Annual Meeting of Shareholders and to vote all shares of Common Stock of Rotary Power International, Inc. which the undersigned is entitled to vote and would possess if personally present at said meeting to be held at the Company's offices located at One Passaic Street, Wood-Ridge, New Jersey 07075-0128, on Tuesday, July 31, 2001 at 2:00 p.m. and at all postponements or adjournments upon the matters described herein.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 LISTED ON THE REVERSE SIDE. PROXIES ARE ALSO GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

                  (Continued and to be signed on reverse side)

                         ANNUAL MEETING OF SHAREHOLDERS

                        ROTARY POWER INTERNATIONAL, INC.
                             TUESDAY, JULY 31, 2001
                                   2:00 P.M.
                       ----------------------------------

[X] Please mark your votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" EACH OF THE PROPOSALS
AT RIGHT.

                   1.   Election of Douglas Drew as a Class I Director, Ronald        FOR  AGAINST  ABSTAIN
                        McKeown as a Class II Director, and Virgil Wenger as a        [  ]  [  ]     [  ]
                        Class III Director
                   2.   Approval of an amendment to the Certificate of Incorporation  FOR  AGAINST  ABSTAIN
                        to provide for a classified Board of Directors                [  ]  [  ]     [  ]
                   3.   Ratification of the appointment of the Company's independent  FOR  AGAINST  ABSTAIN
                        accountants, Demetrius & Company, L.L.C., for the fiscal      [  ]  [  ]     [  ]
                        year ended December 31, 2001

                                      Change of Address    [  ]

                                      New Address:  ____________________________

                                                    ____________________________

                                                    ____________________________

                                  I/We plan to attend the meeting [  ]   I/We do
                                  not plan to attend the meeting [  ]

SIGNATURE(S) _________________________________________ DATE ____________________

Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full titles as such.